Exhibit 99.2

11 Confidential Information Confidential Information 1 Confidential Information UHOS Q4 2008 Earnings Teleconference March 19, 2009

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

Financial Summary Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Approximately 9% growth in 2008 Adjusted EBITDA was very solid in light of the overall economic headwinds 8.9% $ 104.0 $ 95.5 3.2% $ 25.8 $ 25.0 Adjusted EBITDA 9.5% $ 289.1 $ 264.0 1.9% $ 71.0 $ 69.6 Revenue % Chg 2008 2007 % Chg 2008 2007 December YTD 4th Quarter $ in Millions

Equipment Based Solutions Wound prevention & care Patient handling / falls Medication errors / infectious disease Capital / Operating Costs Caregiver productivity / satisfaction Patient safety / outcomes Singular Focus on Customer Solutions Has Led to a Significant Growth in Customers in Recent Years Total Outsourcing Customers 3,000 4,000 5,000 6,000 7,000 8,000 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2003 2004 2004 2004 2004 2005 2005 2005 2005 2006 2006 2006 2006 2007 2007 2007 2007 2008 2008 2008 2008

Peak Need Rental Wound Therapy Asset Management Patient Handling and Pressure Area Management 2009 Outlook

Summary of Growth Opportunities: Dramatically Expanded Addressable Markets Asset Management Program Patient Handling Beds Stretchers Wheelchairs Wound Prevention & Therapy Pressure Area Management (i.e. Surfaces) Negative Pressure Wound Therapy Multi-Billion $ Market Potential Moveable Medical Equipment Each of these growth opportunities offers customers either: Capital & Operating Costs Caregiver Productivity & Satisfaction Patient Safety & Outcomes All of which are highly needed by the Health Care community today!

More rentals vs. capital sales Outsourcing biomedical services Partnership opportunities Manufacturers New products / growth opportunities Patient Handling*, Pressure Area Management** and Wound Therapy Rental Bad Debt Healthcare regulatory uncertainty Obama Care Economic and Regulatory Environment Hiring freezes at Hospitals Lack of investment in new equipment Biomedical Services 2009 installations Robust demand due to capital freeze Asset Management Lower Census offset by Lack of Capital availability at our customers Traditional Peak Need Rental 2009 Outlook - continued * Patient Handling represents Beds, Stretchers and Wheelchairs ** Pressure Area Management represents Surfaces, etc. Overall, We Expect to Have Continued Growth in 2009

Financial Review Q4 and Full Year 2008

Adjusted EBITDA (000’s) Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations UHS Turns In Another Solid Year - 20,000 40,000 60,000 80,000 100,000 120,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Medical Equipment Outsourcing


Equipment
Lifecycle
Services
1
2
3
4

RENTAL OF UHS-OWNED EQUPMENT

Supplemental (short-term)

Long-Term

Bariatrics: Suite of specialty equipment for treatment of obesity

RENTAL OF MANUFACTURER-OWNED EQUIPMENT

ASSET MANAGEMENT PARTNERSHIP PROGRAM (AMPP)

On-site management to drive better equipment utilization (UHS people, technology & processes)

$ in Millions	4th Quarter			December YTD		
	2007	2008	% Chg	2007	2008	% Chg
Revenues	$ 53.1	$ 55.0	3.4%	$ 204.7	$ 223.7	9.3%
Cash Gross Margin Pre FAS 141	35.9	35.3	-1.6%	139.0	146.9	5.7%
% of Revenue	*67.6%*	*64.3%*		*67.9%*	*65.7%*	
Historical Depreciation	(13.1)	(13.4)		(48.2)	(51.1)	
Gross Margin Pre FAS 141	$ 22.8	$ 21.9	-3.6%	$ 90.8	$ 95.8	5.5%
% of Revenue	*42.7%*	*39.8%*		*44.4%*	*42.8%*	

Trend Analysis

- Negative 4th Quarter comparisons were driven by the confluence of:
  - Weak volumetric activity in October and November 2008, versus a robust comparable period in 2007
  - Proactive up front investments to build for the future business opportunities in Beds / Surfaces / Wound Therapy, including payroll, occupancy and vehicle fleet costs
  - Higher historical depreciation due to robust capital spending aligned with bringing on new customers

Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation

10

Technical and Professional Services



1
2
3
4
Equipment Lifecycle Services

TECHNICAL SERVICES

Maintain & Repair Customer-owned Equipment:

- Non-resident, response-based / scheduled Biomedical Services
- Customized Healthcare Asset Management Program
- Manufacturer Services

PROFESSIONAL SERVICES

Technology baseline assessments

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Equipment utilization studies

$ in Millions	4th Quarter			December YTD		
	2007	2008	% Chg	2007	2008	% Chg
Revenues	$ 11.7	$ 10.6	-9.2%	$ 41.2	$ 45.2	9.7%
Cash Gross Margin Pre FAS 141	2.6	3.5	31.6%	11.6	13.0	11.4%
% of Revenue	*22.6%*	*32.7%*		*28.2%*	*28.6%*	
Historical Depreciation	(0.1)	(0.1)		(0.3)	(0.4)	
Gross Margin Pre FAS 141	$ 2.5	$ 3.4	32.5%	$ 11.3	$ 12.6	11.5%
% of Revenue	*21.7%*	*31.8%*		*27.3%*	*27.8%*	

Trend Analysis

- YTD revenue growth is related to the full year 2008 impact of the April 1, 2007 acquisition of the ICMS division of Intellamed
- Revenues were down in Q4 due to weak customer volumes and competing priorities in other segments for our sales force
- Gross margin was up in Q4 2008 due primarily to choppiness in third party vendor costs and accruals for fixed price equipment coverage. This segment will see fluctuating results due to the nature of such coverage.

Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation

UHS

11

 Trend Analysis Strong results in 2008 were driven by robust equipment sales, which were made possible by the scale and scope of our Outsourcing operations Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Medical Equipment Sales and Remarketing Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin & Historical Depreciation to Depreciation 27.6% 20.4% 26.2% 22.9% % of Revenue 51.6% $ 5.6 $ 3.7 28.0% $ 1.4 $ 1.1 Gross Margin Pre FAS 141 (0.2) (0.2) (0.1) (0.1) Historical Depreciation 28.7% 21.5% 27.2% 24.0% % of Revenue 49.4% 5.8 3.9 27.0% 1.5 1.2 Cash Gross Margin Pre FAS 141 11.8% $ 20.2 $ 18.1 12.1% $ 5.4 $ 4.8 Revenues % Chg 2008 2007 % Chg 2008 2007 December YTD 4th Quarter $ in Millions

Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-FAS 141 to Gross Margin, Historical Depreciation to Depreciation, and Adjusted EBITDA to Cash Flows from Operations Selected Income Statement Data 36.0% 36.2% 36.4% 35.9% % of Revenues 8.9% $ 104.0 $ 95.5 3.2% $ 25.8 $ 25.0 Adjusted EBITDA 21.3% 22.0% 20.4% 21.4% % of Revenues 5.9% $ 61.6 $ 58.2 -3.1% $ 14.5 $ 14.9 Cash SG&A 39.4% 40.1% 37.6% 37.8% % of Revenues 7.8% $ 114.0 $ 105.8 1.2% $ 26.7 $ 26.4 Gross Margin Pre-FAS 141 (51.7) (48.7) (13.6) (13.3) Historical Depreciation 57.3% 58.5% 56.8% 57.0% % of Revenues 7.2% $ 165.7 $ 154.5 1.5% $ 40.3 $ 39.7 Cash Gross Margin Pre-FAS 141 9.5% $ 289.1 $ 264.0 1.9% $ 71.0 $ 69.6 Consolidated Revenues % Chg 2008 2007 % Chg 2008 2007 December YTD 4th Quarter $ in Millions

$135 Bank Line (as of 12/31/08) Available Liquidity = $97 Used = $38 (Including LOCS and net of cash on hand) Liquidity Remains Robust $ millions Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver

2009 Preliminary Forecast

Peak Needs Rental = 10% Owned Equipment = 90% Equipment Needs Weak Hospital Census will likely be dilutive to Rental However, the Hospitals’ lack of access to capital likely pushes them to more Rental Winter Spring Summer Fall Traditional Rental Should be Stable

Source: http//www.cdc.gov/flu/weekly/ However, Flu Activity Creates Challenging Comparables in Q1-09 Due to heavy flu activity in Q1-08, our Q1-09 EBITDA comparisons will be challenging

Estimated Guidance ($ in Millions)

	2008	2009 E	Wild Cards
Adjusted EBITDA	$104	$106 - $110	- Hospital Admissions / Elective Surgeries / Flu - Unemployment / Self Insured / Customer Financial Health + Curtailed Hospital Capex + "Never Events" upgrades
Accrual CAPEX	$68	< $60	Hospital System Asset Management implementations Heavy spending for our new customers in 2008
Leverage	5.0x	< 5.0x	

2009 Adjusted EBITDA Shaping

While we expect full year 2009 to grow, we expect Q1-2009 to be below Q1-2008 due to challenging flu comparisons and continued build up of our growth platform in Asset Management, Patient Handling and Wound Prevention and Therapy.

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities

UHS

18

Expect Leverage to Continue its Decline in 2009


Net Debt and Accrued Interest / LTM Adjusted EBITDA
6.0
5.5
5.0
4.5
4.0
3.5
3.0
Recap
Recap
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Q1-05
Q2-05
Q3-05
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08

Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations

UHS

19

UHS U.S. Economy In these turbulent times, we are committed to staying close and responsive to our employees, our customers and our investors. UHS management

Selected Reconciliations EBITDA Reconciliation: Q4 2008 and YTD 2008 EBITDA Reconciliation: 1998 – 2008 Depreciation and Amortization Reconciliation Other Reconciliations Appendix

Selected Reconciliations $ 4.0 $ - $ 4.0 $ - Intangible Asset Impairment Charge $ - $ 23.4 $ - $ - Loss on Extinguishment of Debt $ - $ 27.2 $ - $ 0.1 Total Company Sale/Restructuring - 6.5 - - Fees to IPC - 3.5 - - Bridge Commitment Fee - 1.0 - 0.1 Severance/Relocation - 9.5 - - Accounting, Legal & Investment Banking Advisory Fees - 6.7 - - 2003 Stock Option Program Expense Company Sale/Restructuring 61.6 58.2 14.5 14.9 Cash SG&A (1.3) (1.0) (0.3) (0.3) Management, Board, & Strategic Fees (0.3) (0.2) (0.1) (0.1) Other FAS 141 Impact (16.4) (9.8) (4.0) (4.2) FAS 141 Depreciation & Amortization (3.0) (4.5) (0.8) (0.8) Historical Depreciation & Amortization (Intangibles) (0.1) - - - Other (2.5) (2.4) (0.6) (1.0) 2007 Stock Option Program - (1.2) - - 2003 Stock Option Program Option Expense 85.2 77.3 20.3 21.3 SG&A per GAAP SG&A per GAAP to Cash SG&A $ 16.8 $ 10.9 $ 3.4 $ 4.7 Total Gross Margin FAS 141 Impact 1.8 1.9 0.4 1.0 Fixed Asset Disposals 0.2 0.1 - 0.1 Occupancy - 0.2 - - Inventory Adjustment 14.8 8.7 3.0 3.6 Depreciation Gross Margin FAS 141 Impact 2008 2007 2008 2007 December YTD 4th Quarter $ in Millions

Selected Reconciliations Gross Margin Pre-FAS 141 to Gross Margin $ 97.2 $ 94.9 $ 23.3 $ 21.7 Total Gross Margin per GAAP 2.0 2.2 0.4 1.1 Total Other FAS 141 Items 14.8 8.7 3.0 3.6 Total FAS 141 Depreciation $ 114.0 $ 105.8 $ 26.7 $ 26.4 Total Gross Margin Pre-FAS 141 $ 4.7 $ 2.7 $ 1.2 $ 0.6 Gross Margin per GAAP 0.9 1.0 0.2 0.5 Other FAS 141 Items $ 5.6 $ 3.7 $ 1.4 $ 1.1 Gross Margin Pre-FAS 141 Medical Equipment Sales and Remarketing $ 12.6 $ 11.3 $ 3.4 $ 2.5 Gross Margin per GAAP $ 12.6 $ 11.3 $ 3.4 $ 2.5 Gross Margin Pre-FAS 141 Technical & Professional Services $ 79.9 $ 80.9 $ 18.7 $ 18.6 Gross Margin per GAAP 1.1 1.2 0.2 0.6 Other FAS 141 Items 14.8 8.7 3.0 3.6 FAS 141 Outsourcing Depreciation $ 95.8 $ 90.8 $ 21.9 $ 22.8 Gross Margin Pre-FAS 141 Medical Equipment Outsourcing 2008 2007 2008 2007 December YTD 4th Quarter $ in Millions

EBITDA Reconciliations Q4 2008 and YTD 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	4th Quarter		December YTD	
	2007	2008	2007	2008
Net Cash provided by Operating Activities	$ 0.6	$ 5.3	$ 29.8	$ 56.2
Changes in Operating Assets and Liabilities	13.3	10.0	6.7	3.6
Other and Non-Cash Expenses	1.4	2.9	(28.5)	6.5
Income Tax Expense	(4.3)	(5.7)	(9.7)	(15.4)
Interest Expense	11.3	11.9	40.2	46.9
EBITDA	22.3	24.4	38.5	97.8
Management, Board, & Strategic Fees	0.3	0.3	1.0	1.3
Other	-	-	(0.7)	0.1
Stock Option Expense	1.1	0.7	3.7	2.5
FAS 141 Impact	1.2	0.4	2.4	2.3
Loss on Extinguishment of Debt	-	-	23.4	-
Transaction and Related Costs	0.1	-	27.2	-
Adjusted EBITDA	$ 25.0	$ 25.8	$ 95.5	$ 104.0

24

EBITDA Reconciliation: 1998 - 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5
FAS 141 Impact	-	-								2.4	2.3
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$ 104.0
Total Revenue	$ 69.4	$ 92.2	$ 106.0	$ 125.6	$ 153.8	$ 171.0	$ 199.6	$ 215.9	$ 225.1	$ 264.0	$ 289.1
Total Debt & Accrued Interest, Less Cash *	$ 153.8	$ 192.4	$ 199.0	$ 209.2	$ 205.8	$ 276.7	$ 301.9	$ 305.0	$ 315.0	$ 501.1	$ 523.2
Leverage (Tot Debt & Accrued Interest / LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0

* As of End of Period

25

Depreciation & Amortization Reconciliations

$ in Millions	4th Quarter		December YTD	
	2007	2008	2007	2008
Historical Outsourcing Depreciation	$ 13.1	$ 13.4	$ 48.2	$ 51.1
FAS 141 Outsourcing Depreciation	3.6	3.0	8.7	14.8
Total Outsourcing Depreciation	16.7	16.4	56.9	65.9
Historical Technical & Professional Services Depreciation	0.1	0.1	0.3	0.4
FAS 141 Technical & Professional Services Depreciation	-	-	-	-
Total Service Depreciation	0.1	0.1	0.3	0.4
Historical Sales and Remarketing Depreciation	0.1	0.1	0.2	0.2
FAS 141 Sales and Remarketing Depreciation	-	-	-	-
Total Sales and Remarketing Depreciation	0.1	0.1	0.2	0.2
Historical Gross Margin Depreciation	13.3	13.6	48.7	51.7
Gross Margin FAS 141 Depreciation	3.6	3.0	8.7	14.8
Total Gross Margin Depreciation	**16.9**	**16.6**	**57.4**	**66.5**
Historical Selling, General, and Admin Depreciation	0.8	0.8	3.3	3.0
FAS 141 Selling, General, and Admin Depreciation	0.2	0.2	0.4	0.7
Total Selling, General, and Admin Depreciation	**1.0**	**1.0**	**3.7**	**3.7**
Historical Selling, General and Admin Amortization of Intangibles	-	-	1.2	-
FAS 141 Selling, General, and Admin Amortization of Intangibles	4.0	3.8	9.4	15.7
Total Selling, General, and Admin Amortization of Intangibles	**4.0**	**3.8**	**10.6**	**15.7**
Intangible Asset Impairment Charge	**-**	**4.0**	**-**	**4.0**
Total Depreciation, Amortization, and Impairment	**$ 21.9**	**$ 25.4**	**$ 71.7**	**$ 89.9**

UHS

26

Other Reconciliations $ - $ (349.7) $ - $ (1.1) $ (15.1) $ (1.9) $ - $ (7.8) $ - Total Acquisitions - - - (1.1) (15.1) (1.9) - (7.8) - Other - (335.1) - - - - - - - UHS by Parent $ - $ (14.6) $ - $ - $ - $ - $ - $ - $ - Certain Intellamed Assets Acquisitions $ 68.1 $ 72.2 $ 53.3 $ 41.5 $ 43.4 $ 39.2 $ 38.9 $ 36.3 $ 31.6 Accrual CAPEX 5.7 9.0 7.4 5.8 3.8 10.5 6.0 5.9 3.0 + MME in A/P current period (9.0) (7.4) (5.8) (3.8) (10.5) (6.0) (5.9) (3.0) (3.0) - MME in A/P prior period - 1.4 - - - (0.2) (0.2) (0.3) 0.1 - Other - (349.7) - (1.1) (15.1) (1.9) - (7.8) - - Acquisitions $ 71.4 $ 418.9 $ 51.7 $ 40.6 $ 65.2 $ 36.8 $ 39.0 $ 41.5 $ 31.5 Cash used in Investing Activities 2008 2007 2006 2005 2004 2003 2002 2001 2000 $ in Millions ACCRUAL CAPEX RECONCILIATION